Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 3 2. AMENDMENT/MODIFICATION NO. P00031 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE NO. 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR-BARDA 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02 ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201 ASPR-BARDA 330 Independence Ave., SW, Rm G640 Washington DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO. EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 489062933 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I 10B. DATED (SEE ITEM 13) CODE 1410445 FACILITY CODE 12/08/2016 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers  is extended,  is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 43.103(a)(3) – Bilateral – Mutual agreement of both parties D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not,  is required to sign this document and return ________1____ copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: [**] DUNS Number: [**] The purpose of this modification is to incorporate FAR deviation clause. A. Incorporated by Executive Order 14042 - FAR Deviation Clause 52.223-99 to Ensuring Adequate COVID Safety Protocols for Federal Contractors. See attached pages (2&3)FAR Deviation, dated September 30, 2021 for details. All terms and conditions remain in full force and effect. Period of Performance: 06/15/2012 to 09/30/2022 Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) Mark Alley Vice President 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Charles Strickland

15B. CONTRACTOR/OFFEROR /s/ Mark Alley (Signature of person authorized to sign) 15C. DATE SIGNED Oct 20, 2021 16B. UNITED STATES OF AMERICA /s/ Charles Strickland (Signature of Contracting Officer) 16C. DATE SIGNED 10/20/2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

FAR Deviation Clause Executive Order 14042, Ensuring Adequate COVID Safety Protocols for Federal Contractors September 30, 2021 PART 52—SOLICITATION PROVISIONS AND CONTRACT CLAUSES ***** Subpart 52.2—Text of Provisions and Clauses ***** [52.223-99 Ensuring Adequate COVID-19 Safety Protocols for Federal Contractors. ENSURING ADEQUATE COVID-19 SAFETY PROTOCOLS FOR FEDERAL CONTRACTORS (OCT 2021) (DEVIATION) (a) Definition. As used in this clause -United States or its outlying areas means— (1) The fifty States; (2) The District of Columbia; (3) The commonwealths of Puerto Rico and the Northern Mariana Islands; (4) The territories of American Samoa, Guam, and the United States Virgin Islands; and (5) The minor outlying islands of Baker Island, Howland Island, Jarvis Island, Johnston Atoll, Kingman Reef, Midway Islands, Navassa Island, Palmyra Atoll, and Wake Atoll. (b) Authority. This clause implements Executive Order 14042, Ensuring Adequate COVID Safety Protocols for Federal Contractors, dated September 9, 2021 (published in the Federal Register on September 14, 2021, 86FR 50985).

(c) Compliance. The Contractor shall comply with all guidance, including guidance conveyed through Frequently Asked Questions, as amended during the performance of this contract, for contractor or subcontractor workplace locations published by the Safer Federal Workforce Task Force (Task Force Guidance) at https:/www.saferfederalworkforce.qov/contractors/. (d) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (d), in subcontracts at any tier that exceed the simplified acquisition threshold, as defined in Federal Acquisition Regulation 2.101 on the date of subcontract award, and are for services, including construction, performed in whole or in part within the United States or its outlying areas. (End of clause)] *****